Goodwill	12 Months Ended
Dec. 31, 2019
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill
14. Goodwill
The change in the carrying amount of goodwill for the year ended December
31,
2019,
is as follows:

	Year Ended December 31,
	2019	2018
Balance at January 1	$4,414	$3,413
Goodwill additions related to acquisitions	135,589	1,001
Goodwill impairment	(140,003)	—

Balance at December 31	$—	$4,414

Goodwill acquired during the year ended December 31, 2019 and 2018, includes the excess of the Paradigm and Zyga, respectively, purchase price over the sum of the amounts assigned to assets acquired less liabilities assumed.
The Company considered the abandonment of our map3
®
implant to be a triggering event for long-lived asset impairment testing. As a result, the Company performed a goodwill impairment analysis on its sole reporting unit during the quarter ended June 30, 2018, and based on the analysis, the Company concluded its goodwill was not impaired.
The valuation of goodwill requires management to use significant judgments and estimates including, but not limited to, projected future revenue and cash flows, along with risk-adjusted weighted average cost of capital. Changes in assumptions or market conditions could result in a change in estimated future cash flows and the likelihood of materially different reported results.
On March 8, 2019, we acquired Paradigm for a purchase price of approximately $232,907 and recorded goodwill of approximately $135,589. Paradigm was initially included in the Company’s single reporting unit.
The
Company reorganized its segments in the fourth quarter of 2019, which resulted in the Company dividing its single reporting unit at that time into a Spine and OEM reporting unit. With the change in reporting units, we performed a relative fair value valuation calculation to allocate the Company’s historical goodwill (existing prior to the Paradigm acquisition) between the two reporting units. The goodwill arising from the Paradigm acquisition was specifically allocated to the Spine reporting unit. The Company concluded specific allocation of the Paradigm goodwill to the Spine reporting unit was most appropriate since Paradigm was recently acquired and the benefits of the acquired goodwill were never realized by the single reporting unit as Paradigm was not integrated. Based on this change in reporting units, we conducted an impairment test before and after the change, and it was concluded that the fair value of our single reporting unit exceeded the carrying value under the previous reporting unit structure. For the impairment test performed immediately subsequent to the change in reporting units on the OEM reporting unit, it was concluded the fair value of goodwill is substantially in excess of its carrying value. For the Spine reporting unit test, it was concluded the carrying value was in excess of the fair value of goodwill. Based on several factors, we weighted the income approach at 75% and the market approach at 25% in determining the fair value of our OEM reporting unit and utilized the cost approach for the Spine reporting unit for the purpose of the impairment test. The test resulted in the fair value of the OEM reporting unit exceeding the carrying value by approximately 54%, and the fair value of the Spine reporting unit could not support the allocated goodwill. As a result, for the year ended December 31, 2019, we recorded an impairment charge of all the goodwill in the
Spine
reporting unit totaling $140,003.
Subsequent to the sale of the OEM Business
es
, we have one reporting
unit
: Spine
.